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                   METROPOLITAN TOWER LIFE INSURANCE COMPANY

                       Variable Life Insurance Policies


                      Supplement Dated April 28, 2008 to

          VL Prospectus Dated May 1, 1987 as previously supplemented

This supplement updates certain information contained in the last prospectus you received dated May 1, 1987 and in the previous supplements to that prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife, P.O. Box 543, Warwick, RI 02887-0543.

You may allocate net premiums and transfer cash value among the investment divisions of the Metropolitan Tower Separate Account One. Each investment division, in turn, invests in shares of one of the following Portfolios:

  METROPOLITAN SERIES FUND, INC. (CLASS A)

  BlackRock Bond Income Portfolio
  BlackRock Diversified Portfolio
  BlackRock Money Market Portfolio

  MET INVESTORS SERIES TRUST (CLASS A)


  BlackRock Large Cap Core Portfolio


The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios including investment objectives, strategies, risk, sub-advisors and fees and expenses for each Portfolio. Please read them and keep them for reference.


PREMIUM PAYMENTS AND OTHER TRANSACTION REQUESTS


If you send your premium payments or transaction requests to an address other than the one we have designated for receipt of such premium payments or requests, we may return the premium payment to you, or there maybe a delay in applying the premium payment or transaction to your Policy.

OTHER INFORMATION

An investor brochure that includes information describing the Financial Industry Regulatory Authority ("FINRA") Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA'S website at www.finra.org.



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